                                                                    Exhibit 99.1
                                Joint Filer Information

Name of Joint Filer:                             Snow Phipps Group, L.P.

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Snow Phipps Group, L.P.
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             SPG Co-Investment, L.P.

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
SPG Co-Investment, L.P.
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             Snow Phipps Group (B), L.P.

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Snow Phipps Group (B), L.P.
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             Snow Phipps Group (Offshore),
                                                 L.P.

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Snow Phipps Group (Offshore), L.P.
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             Snow Phipps Group (RPV), L.P.

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Snow Phipps Group (RPV), L.P.
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             Ian Snow

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Ian Snow
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
April 19, 2022
Date

                                Joint Filer Information

Name of Joint Filer:                             Snow Phipps Group, LLC

Address of Joint Filer:                          545 MADISON AVENUE
                                                 10TH FLOOR
                                                 NEW YORK, NY 10022
Relationship of Joint Filer to Issuer:           Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:        Laureate Education, Inc. [LAUR]
Date of Event Requiring Statement
(Month/Day/Year):                                April 15, 2022
Designated Filer:                                SPG GP, LLC
Signature:
Snow Phipps Group, LLC
/s/ Ian Snow
-------------------------------------------------
Name: Ian Snow
Title: Managing Member
April 19, 2022
Date